MULTI-STRATEGY HEDGE OPPORTUNITIES LLC

Supplement dated August 30, 2006 to the
Prospectus dated July 28, 2006

MULTI-STRATEGY HEDGE ADVANTAGE

Supplement dated August 30, 2006 to the
Prospectus dated August 10, 2006

Effective September 30, 2006, the following changes will be made to the Prospectuses of Multi-Strategy Hedge Opportunities LLC (“Hedge Opportunities”) and Multi-Strategy Hedge Advantage (“Hedge Advantage”) (each a “Fund” and collectively, the “Funds”).

The section captioned “Information regarding the Portfolio Managers” appearing on page 40 of the Hedge Opportunities’ Prospectus and page 38 of Hedge Advantage’s Prospectus is amended as follows:

The description of the Fund’s portfolio managers in the first paragraph under the heading is deleted and the following description is inserted below the heading:

The BlackRock Fund of Funds Team is responsible for managing the Fund’s investments. Howard P. Berkowitz, Anson H. Beard, Christine Jurinich and Edward Rzeszowski are the portfolio managers responsible for investing the Fund’s assets. The Fund’s portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. Mr. Berkowitz is the head of the team and is responsible for overseeing the management of the Fund’s investments. Mr. Beard is responsible for evaluating potential long/short equity hedge fund managers and monitoring existing managers, Ms. Jurinich is responsible for evaluating potential hedge fund managers and monitoring existing managers, and Mr. Rzeszowski is responsible for evaluating potential hedge fund managers and monitoring existing managers with a focus on managed futures, macro funds and statistical arbitrage.

Mr. Berkowitz is a Managing Director of BlackRock, Inc. (“BlackRock”) and a member of BlackRock’s Management Committee. Mr. Berkowitz has more than 35 years of experience running private investment funds and funds of hedge funds. He joined BlackRock in April 2003 and has been the Fund’s portfolio manager since 2006. Prior to joining BlackRock, Mr. Berkowitz was the founder and managing partner of HPB Associates which he initially formed in 1979 as a traditional equity hedge fund. In 1967, Mr. Berkowitz co-founded and managed Steinhardt, Fine, Berkowitz & Co., one of the earliest and most highly successful entrants into the hedge fund industry.

Mr. Beard is a Managing Director of BlackRock and has been a member of the Fund’s portfolio management team since 2006. Prior to joining BlackRock in 2004, Mr. Beard was the Founder, Managing Partner, and portfolio manager of Archimedes Capital Partners, LLC, a long/short equity hedge fund. From 1996 to 2000, Mr. Beard was an associate at Tiger Management LLC, focusing on basic industrial equities and commodities.

Ms. Jurinich is a Managing Director of BlackRock and has been a member of the Fund’s portfolio management team since 2006. Ms. Jurinich has been a portfolio manager with BlackRock since 2003. Before taking on her current responsibilities in 2003, Ms. Jurinich was a member of the Account Management Group where she was responsible for developing and maintaining relationships with non-U.S. clients and for developing alternative investment products. Prior to joining BlackRock in 2002, Ms. Jurinich was responsible for investor relations and hedge fund research at Victus Capital LLC. From 2000 to 2001, she was responsible for manager research and recommendations relating to relative value managers at Alpha Investment Management LLC. She spent the prior year with Arista Group, where her duties included all aspects of due diligence and performance reporting. Ms. Jurinich began her career in 1993 with Allied Capital Asset Management.

Mr. Rzeszowski joined BlackRock in 2006 as a member of the Fund of Fund’s team and became part of the Fund’s portfolio management team at that time. Prior to joining BlackRock, Mr. Rzeszowski was a Director with the fund of funds team of Merrill Lynch Investment Managers, L.P. (“MLIM”). In this role, he was responsible for the selection and analysis of hedge funds with a focus on managed futures, macro funds and statistical arbitrage, and served as senior hedge fund analyst and portfolio manager for the Global Horizons I, L.P. and ML Global Horizons Ltd. Previously, Mr. Rzeszowski was a MLIM Senior Quantitative Analyst for the MLIM fund of funds team, responsible for risk management of the managed futures product line. He has held various positions in MLIM’s finance department. His additional previous work experience includes OMR Systems Corporation (a financial investments service company), where he was responsible for the consolidation of managed futures risks.